ING Mayflower Trust

ING International Value Fund (“Fund”)

Supplement dated May 5, 2008

to the Class A, Class B and Class C Prospectus,

and the Class I, Class Q and Class W Prospectus,

each dated February 29, 2008

On March 27, 2008, the Board of Trustees of ING Mayflower Trust approved the addition of ING Investment Management Co. (“ING IM”) as a second sub-adviser to the Fund and subsequent changes to the Fund’s principal investment strategies. A proxy statement discussing the addition of the second sub-adviser is expected to be mailed to shareholders on or about May 13, 2008. If shareholders approve the appointment of ING IM as an additional Sub-Adviser to the Fund, it is expected that ING IM will begin managing a portion of the Fund on or about July 16, 2008 and the Fund will reopen to purchases by existing and new shareholders on or about August 1, 2008.

Effective July 16, 2008, the Class A, Class B and Class C Prospectus and the Class I, Class Q and Class W Prospectus are supplemented as follows:

1.                           The information pertaining to the Fund in the table in the section entitled “Funds at a Glance” on page 2 of the Class A, Class B and Class C Prospectus and the Class I, Class Q and Class W Prospectus is revised as follows:

FUND	INVESTMENT OBJECTIVE

ING International Value Fund	Maximum long-term capital appreciation
Adviser: ING Investments, LLC
Sub-Adviser: Brandes Investment Partners, L.P.
Sub-Adviser: ING Investment Management Co.

2.                           The heading entitled “Sub-Adviser” at the top of page 36 of the Class A, Class B and Class C Prospectus and the Class I, Class Q and Class W Prospectus is hereby deleted in its entirety and replaced with the following:

Sub-Advisers

Brandes Investment Partners, L.P.

ING Investment Management Co.

3.                           The section entitled “ING International Value Fund – Principal Investment Strategies” on page 36 of the Class A, Class B and Class C Prospectus and the Class I, Class Q and Class W Prospectus is hereby amended to delete the section in its entirety and replace it with the following:

Principal Investment Strategies

The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

The Fund holds common stocks, preferred stocks, warrants, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), as well as convertible securities. The Fund may invest in government debt securities of developed foreign countries. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment grade government and corporate debt securities. The Fund may invest in derivative instruments, including futures, options and swaps, among others.

Under normal circumstances, the Fund will invest at least 65% of its assets in securities of companies located in a number of different countries other than the U.S., which may include countries with emerging securities markets. The Fund will typically invest, at the time of purchase, 150% of the weighting of the country or industry in the Morgan Stanley Capital International—Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940, as amended.

The Fund may invest in other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Brandes Investment Partners, L.P. (“Brandes”) and ING Investment Management Co. (“ING IM”) provide the day-to-day management of the Fund. The two sub-advisers act independently of each other and use their own methodology for selecting investments.

Brandes

Brandes applies the technique of “value investing” by seeking stocks that its research indicates are priced below their long-term value. The process uses a sophisticated computer database that constantly screens international companies across the globe. Brandes focuses on valuation measures such as price-to-earnings or price-to- book ratios as well as liquidity and market capitalization. Brandes also applies the principles of its investment philosophy to determine an estimate of each company’s value, then thoroughly reviews each company to find and purchase shares of businesses that Brandes believes are selling at a significant discount to their true worth.

ING IM

ING IM employs a classic value approach to international investing by seeking out companies whose securities are trading at a discount to their intrinsic value with the potential for improving returns on capital or earnings growth. ING IM primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, ING IM focuses on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

The Sub-Advisers may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

The Fund also may lend portfolio securities on a short-term or long term basis, up to 33 1/3% of its assets.

4.                           The section entitled “ING International Value Fund - Risks” on page 36 of the Class A, Class B, and Class C Prospectus and the Class I, Class Q and Class W Prospectus is amended to add the following risks:

Debt Securities—the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. The Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

Derivatives—derivatives are subject to the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty to the derivative instruments and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and may reduce its returns.

5.                           The section entitled “How the Fund Has Performed — ING International Value Fund” on page 37 of the Class A, Class B and Class C Prospectus and the Class I, Class Q, and Class W Prospectus is hereby amended to add the following after the first paragraph:

                                    In addition, performance of a composite of similarly managed accounts is presented in the “Management of the Funds – Adviser and Sub-Adviser” section of this Prospectus.

6.                           The bar chart entitled “Year-by-Year Total Returns” and the table entitled “Average Annual Total Returns” under the section entitled “ING International Value Fund – How the Fund has Performed” on page 37 of the Class A, Class B and Class C Prospectus and the Class I, Class Q and Class W Prospectus is hereby amended to add the following footnote:

(5)                      Effective July 16, 2008, ING IM began serving as a second Sub-Adviser to the Fund in addition to Brandes, and the Fund’s investment strategies changed.

7.                           Effective August 1, 2008, the section entitled “Shareholder Guide – How To Purchase Shares – Purchase of Shares” on page 60 of the Class A, Class B and Class C Prospectus is hereby amended to delete the fourth paragraph regarding closure of the Fund to new investments.

8.                           The section entitled “Shareholder Guide – How To Purchase Shares – Purchase of Shares” on page 49 of the Class I, Class Q and Class W Prospectus is hereby amended to delete the tenth paragraph regarding closure of the Fund to new investments.

9.                           The section entitled “Management of the Funds – Adviser and Sub-Advisers – Sub-Advisers – ING International Value Fund” on page 73 of the Class A, Class B and Class C Prospectus and on page 64 of the Class I, Class Q and Class W Prospectus is amended to add the following to the beginning of the section:

The Multi-Manager Approach

The Fund has been managed by Brandes since inception. Beginning July 16, 2008, two sub-advisers are used to manage the Fund’s assets–Brandes and ING Investment Management Co. (“ING IM”). Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage.

Effective July 16, 2008, approximately $250 million of the Fund’s assets will be managed by ING IM. Initially, cash inflows into the Fund will be more likely to be allocated to the ING IM sleeve and Fund redemptions will more likely come out of the Brandes sleeve. The Adviser may change the allocation of the Fund’s assets between the sub-advisers as it determines necessary to pursue the Fund’s investment objective.

Brandes Investment Partners, L.P.

Founded in 1974, Brandes Investment Partners, L.P. (‘‘Brandes’’ or ‘‘Sub-Adviser’’) serves as a Sub-Adviser to the Fund.

Brandes is an investment advisory firm currently with 80 investment professionals who manage over $111.7 billion in assets as of December 31, 2007. The principal address of Brandes is 11988 El Camino Real, Suite 500, San Diego, California 92130.

Brandes uses a value-oriented approach in managing equity investments, seeking to build wealth by buying high quality, undervalued stocks.

10.                     The section entitled “Management of the Funds – Adviser and Sub-Advisers – Sub-Advisers – ING International Value Fund” on page 73 of the Class A, Class B and Class C Prospectus and on page 64 of the Class I, Class Q and Class W Prospectus is amended to delete the first sentence of the first paragraph and replace it with the following:

Brandes’ Large Cap Investment Committee is jointly responsible for the day-to-day management of the Brandes portion of ING International Value Fund.

11.                     The section entitled “Management of the Funds – Adviser and Sub-Advisers – Sub-Adviser – ING International Value Fund” on page 73 of the Class A, Class B and Class C Prospectus and on page 64 of the Class I, Class Q and Class W Prospectus is amended to add the following to the end of the section:

ING Investment Management Co.

ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, serves as a Sub-Adviser to the Fund. ING IM is responsible for managing the assets of the Fund in accordance with the Portfolio’s investment objective and policies, subject to oversight by ING Investments and the Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of December 31, 2007, ING IM managed over $73.5 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, NY 10169.

The following individual is responsible for the ING IM portion of the Fund since July 16, 2008:

Philip A. Schwartz, CFA, Senior Vice President, has managed the Fund since July 16, 2008. Mr. Schwartz has been responsible for international investment analysis and has over 21 years of investment experience. He previously served as Senior Vice President and Director of International Equity Strategy at Lexington.

Performance of Similar Accounts Managed by ING IM

The table below is designed to show how a composite of similar accounts managed by ING IM performed over various periods in the past.  The ING IM International Value Fund Composite (“Composite”) is a composite of the performance of actual fee-paying and non-fee paying, fully discretionary accounts under management by ING IM for at least one month beginning July 1, 2002 that has investment objectives, policies and strategies that are substantially similar to those of the Fund. The accounts included in the Composite are a collective investment trust with assets under management of approximately $30 million and a registered mutual fund with assets under management of $500 million.

The returns for the Composite do not reflect the deduction of any sales loads which would have reduced the performance numbers and have not been modified to reflect the Fund’s fees and expenses. The accounts in the Composite do not necessarily pay the same expenses that mutual funds pay and are not necessarily subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Code. Returns would have been lower if the Composite had been subject to these expenses and may have been lower if the Composite had been subject to these regulations. The aggregate returns of the accounts in the Composite may not reflect the returns of any particular account of ING IM. The performance reflected in the composite was calculated differently than the method used for calculating performance pursuant to SEC guidelines.

The table below shows the returns for the Composite compared with the MSCI EAFE Index and the Morningstar Foreign Large Value Category Average. This information is designed to demonstrate the historical track record of ING IM. It does not indicate how the Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

Cumulative and Annualized Total Returns As of March 31, 2008

	YTD	1 Year	3 Year	5 Year	Since Inception (July 1, 2002)
ING IM International Value Fund Composite	-9.40%	-0.29%	14.95%	20.59%	13.00%
MSCI EAFE Index(1)	-9.10%	-2.7%	13.32%	21.40%	13.47%
Morningstar Foreign Large Value Category Average	-8.91%	-4.32%	11.92%	20.65%	12.92%

(1)  The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

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ING Mayflower Trust

ING International Value Fund (“Fund”)

Supplement dated May 5, 2008

to the Class A, Class B, Class C, Class I, Class Q and Class W

Statement of Additional Information (“SAI”) dated February 29, 2008

On March 27, 2008, the Board of Trustees of ING Mutual Funds approved the addition of ING Investment Management Co. (“ING IM”) as a second sub-adviser to the Fund and subsequent changes to the Fund’s principal investment strategies. A proxy statement discussing the addition of the second sub-adviser is expected to be mailed to shareholders on or about May 13, 2008. If shareholders approve the appointment of ING IM as an additional sub-adviser to the Fund, it is expected that ING IM will begin managing a portion of the Fund on or about July 16, 2008 and the Fund will reopen to purchases by existing and new shareholders on or about August 1, 2008.

Effective July 16, 2008, the Class A, Class B, Class C, Class I, Class Q and Class W SAI will be supplemented to reflect the following:

1.             The section entitled “Adviser” beginning on page 131 of the SAI is hereby amended to delete the second sentence of the first paragraph and replace it with the following:

ING Investments, subject to the authority of the Trustees of the Funds, has the overall responsibility for the management of each Fund’s portfolio subject to delegation of certain responsibilities to other investment advisers (each a “Sub-Adviser” and collectively, “Sub-Advisers”): ING Investment Management Advisors B.V. (“IIMA”) as the Sub-Adviser to Emerging Markets Fixed Income Fund, Global Equity Dividend Fund, Index Plus International Equity Fund, International Equity Dividend Fund, International Value Opportunities Fund and Russia Fund; ING Clarion Real Estate Securities L.P. (“ING CRES”) as the Sub-Adviser to Asia-Pacific Real Estate Fund, European Real Estate Fund, Global Real Estate Fund and International Real Estate Fund; ING Investment Management Asia/Pacific (Hong Kong) Limited (“IIM Asia Pacific”) as the Sub-Adviser to Greater China Fund; ING Investment Management Co. (“ING IM”), as the Sub-Adviser to Disciplined International SmallCap Fund, International Growth Opportunities Fund, Global Natural Resources Fund and Global Bond Fund; Brandes Investment Partners, L.P. (“Brandes”) as the Sub-Adviser to Emerging Countries Fund; Julius Baer Investment Management LLC (“JBIM”) as the Sub-Adviser to Foreign Fund; Tradewinds Global Investors, LLC (“Tradewinds”)  as the Sub-Adviser to Global Value Choice Fund and International Value Choice Fund; Hansberger Global Investors, Inc. (“HGI”) as the Sub-Adviser to International Capital Appreciation Fund; Acadian Asset Management LLC (“Acadian”), Batterymarch Financial Management, Inc. (“Batterymarch”) and Schroder Investment Management North America Inc. (“Schroder”) as the Sub-Advisers to International SmallCap Multi-Manager Fund; and ING IM and Brandes as Sub-Advisers to International Value Fund.

2.             The section entitled “Adviser – Advisory Fees” beginning on page 132 is amended to delete the information pertaining to the Fund and replace it with the following:

International Value	1.00% on the first $5 billion of the Fund’s average
daily net assets;
0.95% on the next $2.5 billion of the Fund’s
average daily net assets;
0.90% on the next $2.5 billion of the Fund’s
average daily net assets;
0.85% of the Fund’s average daily net assets in
excess of $10 billion.

3.             The section entitled “Sub-Advisors” beginning on page 136 of the SAI is hereby amended to delete the 10th paragraph and replace it with the following:

Pursuant to a Sub-Advisory Agreement dated March 1, 2005 between ING Investments and Brandes, Brandes acts as Sub-Adviser to Emerging Countries Fund.  In this capacity, Brandes, subject to the supervision and control of ING Investments and the Trustees of the Fund, manages the Fund’s portfolio investments, consistently with the Fund’s investment objective, and executes any of the Fund’s investment policies that it deems appropriate to utilize from time to time.  Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by ING Investments.  Brandes’ address is 11988 El Camino Real Ste. 500, P.O. Box 919048, San Diego, California 92130.  Charles Brandes, who controls the general partner of Brandes, serves as one of the Managing Directors of Brandes.

4.             The section entitled “Sub-Advisors” beginning on page 136 of the SAI is hereby amended to add the following paragraph immediately following the 14th paragraph:

Pursuant to a Sub-Advisory Agreement dated September 1, 2000 between ING Investments and Brandes and a Sub-Advisory Agreement dated July 16, 2008 between ING Investments and ING IM, Brandes and ING IM serve as Sub-Advisers to International Value Fund.  The two sub-advisers act independently of each other and use their own methodology for selecting investmnets. In this capacity, Brandes and ING IM, subject to the supervision and control of ING Investments and the Trustees of the Fund, manages the Fund’s portfolio investments, consistently with the Fund’s investment objective, and executes any of the Fund’s investment policies that it deems appropriate to utilize from time to time.  Fees payable under the Sub-Advisory Agreements accrue daily and are paid monthly by ING Investments. Brandes’ address is 11988 El Camino Real Ste. 500, P.O. Box 919048, San Diego, California 92130.  Charles Brandes, who controls the general partner of Brandes, serves as one of the Managing Directors of Brandes. ING IM’s address is 230 Park Avenue, New York, NY 10169.  ING IM is an affiliate of ING Investments and an indirect, wholly owned subsidiary of ING Groep.

5.             The information pertaining to the Fund in the annual sub-advisory fees table beginning on page 139 of the SAI is hereby deleted in its entirety and replaced with the following:

Fund	Annual Sub-Advisory Fee

ING International Value Fund	Brandes Investment Sleeve
0.50% of the Fund’s average daily net assets managed by Brandes

ING IM Investment Sleeve
0.45% of 1.00% on the first $5 billion of the Fund’s average daily net assets managed by ING IM;
0.4275% on the next $2.5 billion of the Fund’s average daily net assets managed by ING IM;
0.4050% on the next $2.5 billion of the Fund’s average daily net assets managed by ING IM; and
0.3825% of the Fund’s average daily net assets in excess of $10 billion managed by ING IM.

6.             The section entitled “Portfolio Managers - International Value Fund” on page 73 of the SAI is amended to delete the heading and add the following:

                International Value Fund

                Sub-Advised by Brandes Investment Partners, L.P. and ING Investment Management Co.

                Brandes

7.             The section entitled “Portfolio Managers - International Value Fund” on page 73 of the SAI is amended to add the following to the end of the section:

                ING IM

                Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of December 31, 2007:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts*	Total Assets
Philip A. Schwartz	1	$532,754,029	0	None	11	$24,841,504

Potential Material Conflicts of Interest

The portfolio manager may be subject to potential conflicts of interest because the portfolio managers are responsible for other accounts in addition to the Fund.  These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds.  Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines.  Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity.  Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

The portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund.  These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager.  For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities.  This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Fund.

Compensation

Compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, three- and five-year pre-tax performance of the accounts the portfolio manager is primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts he is responsible for; and (c) long-term equity awards tied to the performance of our parent company, ING Groep.

The Portfolio Manager is also eligible to participate in an annual cash incentive plan.  The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent.  As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators.  Investment performance is measured on both relative and absolute performance in all areas.  The relevant index is the Morgan Stanley Capital International – Europe, Australasia and Far East Index and, where applicable, peer groups including but not limited to Russell,

Morningstar, Lipper and Lehman and set performance goals to appropriately reflect requirements for each investment team.  The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis.  These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (changes in the accounts’ net assets not attributable in the value of the accounts’ investments) for all accounts managed by the team.  The results for overall IIM scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, a portfolio manager participates in the ING Long-Term Incentive Plan.  Plan awards are based on the current year’s performance as defined by the ING IM component of the annual incentive plan.  The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance units.

A Portfolio Manager whose fixed base salary compensation exceeds a particular threshold may participate in ING’s deferred compensation plan.  The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate.  Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Ownership of Securities

The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of December 31, 2007 including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Philip A. Schwartz	None

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